UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 26, 2019

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland	—
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual General Meeting of Shareholders held on April 26, 2019, the Company’s shareholders voted on the following matters:

1.	Election of ten directors of the Company:

Nominee	For	Against	Abstain	Broker Non-Votes
Bradley A. Alford	107,020,733	2,498,211	189,603	6,334,396
Rolf A. Classon	107,069,272	2,450,735	188,541	6,334,395
Adriana Karaboutis	106,908,620	2,610,974	188,957	6,334,392
Murray S. Kessler	104,934,488	4,587,922	186,138	6,334,395
Jeffrey B. Kindler	88,880,658	20,638,612	189,276	6,334,397
Erica L. Mann	107,973,413	1,527,198	207,938	6,334,394
Donal O’Connor	107,522,662	1,995,821	190,063	6,334,397
Geoffrey M. Parker	101,429,107	8,089,689	189,751	6,334,396
Theodore R. Samuels	107,612,920	1,904,008	191,617	6,334,398
Jeffrey C. Smith	105,675,706	3,843,944	188,895	6,334,398

2.

Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2019 and authorization of the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor:

For	Against	Abstain	Broker Non-Votes
111,813,589	3,389,445	345,438	0

3.	Advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
98,877,072	10,646,689	184,782	6,334,400

4.	Approval of the amendment and restatement of the Company’s 2013 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
100,735,756	8,785,742	187,046	6,334,399

5.	Approval of the creation of distributable reserves by reducing some or all of the Company’s share premium:

For	Against	Abstain	Broker Non-Votes
111,809,395	4,000,232	233,313	3

6.	Renewal of the Board of Directors’ authority to issue shares under Irish law:

For	Against	Abstain	Broker Non-Votes
111,985,699	3,828,292	228,949	0

7.	Renewal of the Board of Directors’ authority to opt-out of statutory pre-emption rights under Irish law:

For	Against	Abstain	Broker Non-Votes
112,837,792	2,964,155	240,996	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Perrigo Company plc 2019 Long-Term Incentive Plan.

10.2	Form of Nonqualified Stock Option Agreement under Perrigo Company plc’s 2019 Long-Term Incentive Plan.

10.3	Form of Service-based Restricted Stock Unit Award Agreement under Perrigo Company plc’s 2013 Long-Term Incentive Plan.

10.4	Forms of Performance-based Restricted Stock Unit Award Agreements under Perrigo Company plc’s 2013 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Todd W. Kingma
Dated: April 29, 2019		Todd W. Kingma
Executive Vice President, General Counsel and Secretary